UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2024
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EXICURE, INC.
(Exact name of Registrant as specified in its charter)
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Delaware	001-39011	81-5333008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2430 N. Halsted St.
Chicago, IL 60614
(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 673-1700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XCUR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

Exicure, Inc. (Nasdaq: XCUR, the "Company") announced today that its Special Meeting of Stockholders (the "Special Meeting") initially scheduled for August 15, 2024 and adjourned and reconvened on August 19, 2024, has been adjourned again for the purpose of soliciting additional votes with respect to the proposal described in the Company's definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission (the "SEC") on July 30, 2024.

The presence, in person, by remote communication or by proxy, of the holders of a majority of the outstanding shares of stock entitled to vote constitutes a quorum. There was less than the required majority represented at the reconvened Special Meeting, so a quorum did not exist. At the time the Special Meeting was adjourned on August 19, 2024, proxies had been submitted by stockholders representing approximately 49.7% of the outstanding shares of stock entitled to vote.

The Special Meeting will be reconvened again on August 20, 2024 at 9:00 a.m. Central Time and will continue to be held virtually and exclusively online via live audio-only webcast at www.virtualshareholdermeeting.com/XCUR2024SM.

The record date for determination of stockholders entitled to vote at the reconvened Special Meeting remains July 26, 2024.

Proxies previously submitted in respect of the Special Meeting will be voted at the adjourned Special Meeting unless properly revoked, and stockholders who have previously submitted a proxy or otherwise voted need not take any action.

Stockholders who have not yet voted are encouraged to vote as soon as possible via the Internet at www.proxyvote.com or by phone at 1-800-690-6903. You will be asked to provide the control number from your proxy card and follow the instructions.

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received these proxy materials and a voting instructions from that organization rather than from us. Simply follow the instructions to ensure that your vote is counted.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated August 19, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2024	EXICURE, INC.

	By:	/s/ Paul Kang
Paul Kang
Chief Executive Officer